UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2011

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

The 2011 annual meeting of shareholders of Capitol Bancorp Ltd. (“Capitol”), a Michigan corporation, will be held on December 8, 2011 at 11:00 a.m. at the Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan.  Shareholders of Capitol’s common stock on November 4, 2011, the record date, will be entitled to vote at the annual meeting.  It is expected that proxy materials will be mailed to shareholders on or about November 10, 2011.

A copy of the press release announcing the annual meeting is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1  Press Release of Capitol Bancorp Ltd. dated October 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 26, 2011